Exhibit 10.06

EXECUTION COPY

STOCKHOLDER PLEDGE AND SECURITY AGREEMENT

(with respect to shares of capital stock of ONE Bio, Corp.)

This STOCKHOLDER PLEDGE AND SECURITY AGREEMENT (as amended, restated or otherwise modified from time to time, this “Agreement”) is entered into as of January 8, 2010, by and among ONE Bio, Corp., a Florida corporation (the “Company”), ONE-V Group, LLC, a limited liability company having a business address in the State of Florida, Michael Weingarten, an individual resident of the State of Florida, and Jeanne Chan, an individual resident of the State of Florida (each a “Pledgor” and collectively, the “Pledgors”), and  in favor of each of the individuals and entities listed or to be listed on Schedule 1 attached to this Agreement (each a “Pledgee,” and collectively, the “Pledgees”).

RECITALS:

WHEREAS, pursuant to that certain Securities Purchase and Registration Rights Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Purchase Agreement”), by and among the Company, and the Pledgees, the Company has requested that the Pledgees make convertible loans available to the Company and the Pledgees have agreed to make such convertible loans available to the Company as set forth in the Purchase Agreement;

WHEREAS, the Pledgors collectively own twenty percent (20%) of the issued and outstanding capital stock of the Company, and as such shall derive substantial benefits from the making of certain loans to the Companies pursuant to the Purchase Agreement; and

WHEREAS, in order to induce the Pledgees to provide the financial accommodations described in the Purchase Agreement, the Pledgors have agreed to pledge and grant to the Pledgees on the terms and conditions set forth herein a security interest in an aggregate of 6,000,000 shares (the “Collateral” or “Pledged Stock”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), owned by the respective Pledgor in the amounts set forth in Schedule 2 attached hereto and made a part hereof.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Definitions.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Purchase Agreement.

2.         Pledge and Grant of Security Interest.  To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Notes, the Pledgors hereby jointly pledge, assign, hypothecate and grant to the Pledgees a first priority security interest (the “Security Interest”) in any and all right, title and interest of the Pledgors in and to the Collateral, together with the certificates (or other agreements or instruments), if any, representing such equity interests, and all options and other rights, contractual or otherwise, with respect thereto (collectively, the “Equity Interests”), including, but not limited to, the following:

            (a)         all shares or securities representing a dividend on any of the Equity Interests, or representing a distribution or return of capital upon or in respect of the Equity Interests, or resulting from a stock-split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Equity Interests; and

            (b)         without affecting the obligations of such Pledgor under any provision prohibiting such action hereunder or under any other agreement, in the event of any consolidation or merger involving the issuer of any Equity Interests and in which such issuer is not the surviving entity, all shares of each class of the stock or one hundred percent (100%) of the membership or partnership interests, as applicable, of the successor entity formed by or resulting from such consolidation or merger received by such Pledgor in exchange for his, her or its Equity Interests.

Upon delivery to the Pledgees such additional shares, options or other rights in respect of the Equity Interests as set forth in Sections 2(a) and 2(b) above (the “Additional Equity Interests”), if any, the Additional Equity Interests shall be deemed to be part of the Collateral and shall be subject to the terms of this Agreement whether or not Schedule 2 is amended to refer to such Additional Equity Interests.

3.         Security for Secured Obligations.  The security interest created hereby in the Collateral of the Pledgors constitutes continuing collateral security for the following obligations (collectively, the “Secured Obligations”): (a) the Notes (as defined in the Purchase Agreement), and (b) all other obligations and liabilities of each of the Company and its subsidiaries to the Pledgees under the Purchase Agreement and the ancillary agreements referred to in the Purchase Agreement (the Purchase Agreement and the other ancillary agreements, as each may be amended, restated, modified and/or supplemented from time to time, collectively, the “Documents”) and otherwise whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (in each case, irrespective of the genuineness, validity, regularity or enforceability of such Secured Obligations, or of any instrument evidencing any of the Secured Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of such Secured Obligations in any case commenced by or against any Pledgor under Title 11, United States Code, including, without limitation, obligations of any Pledgor for post-petition interest, fees, costs and charges that would have accrued or been added to the Secured Obligations but for the commencement of such case).

4.         Delivery of the Collateral.  Each Pledgor hereby agrees that:

            (a)            Delivery of Certificates.  Such Pledgor shall deliver to Seyfarth Shaw LLP, as designated agent for the Pledgees (the “Security Escrow Agent”) (i) simultaneously with or prior to execution and delivery of this Agreement, all certificates representing the Equity Interests and (ii) promptly upon the receipt thereof by or on behalf of such Pledgor, all other certificates and instruments constituting the Collateral.  Prior to delivery to the Security Escrow Agent, all such certificates and instruments constituting the Collateral shall be held in trust by the Security Escrow Agent for the benefit of the Pledgees pursuant hereto.  All such certificates shall be delivered in suitable form for transfer by delivery and shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 1 attached hereto, which shall include a medallion signature guaranty; provided, however, that if a medallion signature guaranty is not initially provided, then the Pledgors shall provide executed instruments of transfer or assignments for the Pledged Stock with a medallion signature guaranty as soon as practicable, and until a medallion signature guaranty is provided, in lieu thereof the Pledgors and the Company shall provide to the Pledgees an irrevocable (until replacement by a medallion signature guaranty) indemnification agreement (executed and undated) for the benefit of the Company’s transfer agent indemnifying the Transfer Agent against any losses related to the pledging of the Pledged Stock hereunder, which the Pledgees may deliver at any time; and provided further that until such indemnification agreement is replaced by a medallion signature guaranty, the Company agrees not to replace its transfer agent until the Company and the Pledgees deliver a comparable agreement for the benefit of the successor transfer agent reasonably acceptable to the Pledgees.

            (b)            Additional Securities.  If such Pledgor shall receive by virtue of its being or having been the owner of the Pledged Stock, any (i) stock certificate, membership certificate or other certificate representing stock or a membership or partnership interest, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares of stock or membership or equity or partnership interests, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such certificate, instrument, option, right, dividend or distribution in trust for the benefit of the Pledgees, shall segregate it from such Pledgor’s other property and shall deliver it forthwith to the Security Escrow Agent for the benefit of the Pledgees in the exact form received together with any necessary endorsement and/or appropriate stock power, membership interest power or partnership interest power, as applicable, duly executed in blank, substantially in the form provided in Exhibit 1, to be held by the Security Escrow Agent on behalf of the Pledgees as Collateral and as further collateral security for the Secured Obligations.

            (c)            Financing Statements.  Such Pledgor authorizes the Pledgees to file such UCC (as defined in Section 5(b) below) or other applicable financing statements as may be reasonably requested by the Pledgees in order to perfect and protect the Security Interest created hereby in the Collateral.

5.         Representations and Warranties.  Each Pledgor hereby represents and warrants to the Pledgees (which representations and warranties shall be deemed to continue to be made until all of the Secured Obligations have been satisfied in full) that:

            (a)            Authorization of the Equity Interests.  The Equity Interests are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person.  All other shares of stock or membership or partnership interests constituting Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

            (b)            Title. The Pledgors have good and indefeasible title to the Collateral and will at all times be the legal and beneficial owner of such Collateral free and clear of any attachments, levies, taxes, liens, security interests, hypothecations and encumbrances of every kind and nature (“Liens”).  There exists no “adverse claim” within the meaning of Section 8-102 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”) with respect to the Equity Interests.

            (c)            Exercising of Rights. To the best of such Pledgor’s knowledge, the exercise by the Pledgees of their rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting such Pledgor or any of its property.

            (d)            Pledgor’s Authority. No authorization, approval or action by, and no notice or filing with any governmental authority or with the issuer of any Equity Interests is required either (i) for the pledges made by such Pledgor or for the granting of the security interests by such Pledgor pursuant to this Agreement or (ii) to the best of such Pledgor’s knowledge, for the exercise by the Pledgees of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

            (e)            Security Interest/Priority.  This Agreement creates a valid first priority security interest in favor of the Pledgees in the Collateral.  The taking possession by the Security Escrow Agent on behalf of the Pledgees of the certificates, if any, representing the Equity Interests and all other certificates and instruments constituting Collateral and/or the execution and delivery of a Control Acknowledgment (as defined in Section 6(e) below) with regard to uncertificated Equity Interests consisting of membership or partnership interests will perfect and establish the first priority of the Pledgees’ security interest in the Equity Interests and, when properly perfected by filing or registration, in all other Collateral represented by such Equity Interests and instruments securing the Secured Obligations.  Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

            (f)            Litigation.  There are no pending or, to the best of such Pledgor’s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral;

            (g)            Power and Authority.  Such Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to the Pledgees in accordance with the terms of this Agreement;

            (h)            Transfer Restrictions.  There are no restrictions on transfer of the Equity Interests contained in the certificate of incorporation or by-laws (or equivalent organizational documents) of the issuer or otherwise, except for applicable securities laws, which have not otherwise been enforceably and legally waived by the necessary parties;

            (i)            Securities Laws.  None of the Equity Interests has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

            (j)            Grant of Security Interest.  The pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in the Pledgees all rights of such Pledgor in the Collateral as contemplated by this Agreement; and

            (k)            Consent. Such Pledgor consents to each other Pledgor’s pledge of its Equity Interests to Pledgees pursuant to the terms of this Agreement.

6.         Covenants.  Each Pledgor hereby covenants that so long as any of the Secured Obligations remain outstanding or any Document is in effect, such Pledgor shall:

            (a)            Books and Records.  Request that the Company mark its books and records (and shall cause each issuer of the Equity Interests to mark its books and records) to reflect the security interest granted to the Pledgees pursuant to this Agreement.

            (b)            Defense of Title.  Warrant and defend title to and ownership of the Collateral at its own reasonable expense against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, and not sell, exchange, transfer, convey, assign, lease or otherwise dispose of its rights in or to the Collateral or any interest therein nor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

            (c)            Defend Against Claims.  Such Pledgor will, at its reasonable expense, defend the Pledgees’ right, title and security interest in and to the Collateral against the claims of any other party.

            (d)            Further Assurances.  Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be reasonably necessary and desirable or that the Pledgees may reasonably request in order to (i) perfect and protect the security interest created hereby in the Collateral (including, without limitation, any and all action necessary to satisfy the Pledgees that the Pledgees have obtained a first priority perfected Security Interest in any shares of stock and/or membership or partnership interest); (ii) enable the Pledgees to exercise and enforce its rights and remedies hereunder in respect of the Collateral; and (iii) otherwise effect the purposes of this Agreement, including, without limitation and if requested by the Pledgees, (A) delivering to the Pledgees irrevocable proxies in respect of the Collateral, which irrevocable proxies will be strictly and only for the purpose of allowing the Pledgees to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Pledgees to exercise and enforce their rights and remedies hereunder with respect to the Collateral and (B) executing and delivering, and causing the issuer of such Equity Interests to execute and deliver, to Pledgees a control acknowledgment (“Control Acknowledgement”) substantially in the form of Exhibit 2 hereto.  Such Pledgor shall cause each such issuer to acknowledge in writing its receipt and acceptance thereof.  Such Control Acknowledgement shall instruct such issuer to follow instructions from the Pledgees without any Pledgor’s consultation or consent.

            (e)            Amendments.  Not make or consent to any amendment or other modification or waiver with respect to any of the Collateral or enter into any agreement or allow to exist any restriction with respect to any of the Collateral other than pursuant hereto, including, without limitation, any amendment that would (i) impair the Collateral or adversely affect in any respect the rights, privileges, benefits and security interests provided to or intended to be provided to the Pledgees or (ii) that in any way adversely affects the perfection of the Security Interest of the Pledgees in the Collateral, including, without limitation, any amendment electing to no longer treat any membership or partnership interest as a security under Section 8-103 of the UCC, or any election to turn any previously certificated membership or partnership interest into an uncertificated membership or partnership interest.

            (f)            Compliance with Securities Laws.  File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Collateral.

            (g)            Subordination of Rights of Payment. Distribute to Pledgees any (i) cash dividends or distributions received in respect of the Collateral and (ii) cash payments or distributions received from the Company or any of its subsidiaries as an officer, director, principal, insider or otherwise, to the extent (and only to the extent) that the payment by the Company of such dividends, distributions or cash payments constitutes a breach by the Company of its covenants to the Pledgees under the Purchase Agreement or the Notes, and all such amounts shall be utilized by the Pledgees to repay the Notes and other obligations of the Pledgors to the Pledgees.

7.         Action by the Pledgees. Upon the occurrence and during the continuance of an Event of Default (after giving effect to all applicable notice and cure rights), the Pledgees may, at their sole option and in their sole discretion, (a) demand and take immediate possession of the Equity Interests from the Security Escrow Agent and (b) take all such action as they deem appropriate.

8.         Events of Default.  Each of the following shall constitute an event of default (“Event of Default”) hereunder:

            (a)            an “Event of Default” under any Document or any agreement or note related to any Document shall have occurred and be continuing beyond any applicable cure period;

            (b)            any Pledgor shall default in the performance of any of its obligations under any agreement between such Pledgor and the Pledgees, including, without limitation, this Agreement, and such default shall not be cured during any applicable cure period;

            (c)            any representation or warranty of any Pledgor made herein, in any Document or in any agreement, statement or certificate given in writing pursuant hereto or thereto or in connection herewith or therewith shall be false or misleading in any material respect;

            (d)            any portion of the Collateral is subjected to a levy of execution, attachment or other judicial process or any portion of the Collateral is the subject of a claim (other than by the Pledgees) of a Lien or other right or interest in or to the Collateral and such levy or claim shall not be cured, disputed or stayed within a period of forty-five (45) days after the occurrence thereof; or

            (e)            any Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated, by a court of competent jurisdiction, a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within forty-five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

9.         Remedies.

            (a)            General Remedies.  Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgees shall have, in respect of the Collateral, in addition to the rights and remedies provided herein, in the Documents or by law, the rights and remedies of a secured party under the UCC or any other applicable law.  In addition, the Pledgees may exercise all corporate rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by the issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it.

            (b)            Transfer and Sale of Collateral.  Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Pledgees may, in their sole discretion, without the consent or action of the Security Escrow Agent, sell or otherwise dispose of or realize upon the Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Pledgees may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law.  To the extent permitted by law, the Pledgees may in such event bid for the purchase of such securities.  Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of the Purchase Agreement at least ten (10) days before the time of such sale.  The Pledgees shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given.  The Pledgees may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  At any such sale, unless prohibited by applicable law, the Pledgees may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption.  All moneys received by the Pledgees hereunder, whether upon sale of the Collateral or any part thereof or otherwise, shall be held by the Pledgees and applied by it as provided in Section 14 hereof.  No failure or delay on the part of the Pledgees in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder.  The Pledgees shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 14 hereof.  The Pledgees may exercise their rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Secured Obligations.  In addition to the foregoing, Pledgees shall have all of the rights, remedies and privileges of a secured party under the UCC regardless of the jurisdiction in which enforcement hereof is sought.

            (c)            Private Sale.  Each Pledgor recognizes that the Pledgees may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) or may deem it impracticable to effect a public sale of all or any part of the Equity Interests or any of the securities constituting the Collateral and that the Pledgees may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof.  Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Pledgees shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended.  Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, as amended, and the Pledgees may, in such event, bid for the purchase of such securities.

            (d)            Retention of Collateral.  In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Pledgees may, after providing the notices required by Section 9-620 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Collateral in satisfaction of the Secured Obligations.  Unless and until the Pledgees shall have provided such notices, however, the Pledgees shall not be deemed to have retained the Collateral in satisfaction of any Secured Obligations for any reason.

10.        Waiver of Marshaling.  Each Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

11.        No Waiver.  Any and all of the Pledgees’ rights with respect to the Liens granted under this Agreement shall continue unimpaired, and each Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of any Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Pledgees in reference to any of the Secured Obligations.  Each Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance.  No delay or extension of time by the Pledgees in exercising any power of sale, option or other right or remedy hereunder, and no failure by the Pledgees to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice the Pledgees’ right to take any action against any Pledgor or to exercise any other power of sale, option or any other right or remedy.

12.        Expenses.  The Collateral shall secure, and the Pledgors shall jointly and severally pay to the Pledgees on demand, from time to time, all reasonable costs and expenses (including but not limited to, reasonable attorneys’ fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of the Pledgees under this Agreement or with respect to any of the Secured Obligations.

13.        Rights of the Pledgees.

            (a)            Power of Attorney.  Each Pledgor hereby designates and appoints the Pledgees and each of their designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions which power of attorney shall become effective upon the occurrence and during the continuance of an Event of Default:

            (i)            to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral, all as the Pledgees may reasonably determine;

            (ii)           to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;

            (iii)          to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Pledgees may deem reasonably appropriate;

            (iv)          to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

            (v)           to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Pledgees or as the Pledgees shall direct;

            (vi)          to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

            (vii)         to sign and endorse any drafts, assignments, proxies, stock powers, membership interest powers, partnership interest powers, verifications, notices and other documents relating to the Collateral;

            (viii)        to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Pledgee may deem reasonably appropriate;

            (ix)          to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Pledgees may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

            (x)            to exchange any of the Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Pledgees may determine;

            (xi)           to vote for a shareholder, partner or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Equity Interests into the name of the Pledgees or into the name of any transferee to whom the Equity Interests or any part thereof may be sold pursuant to Section 9 hereof; and

                (xii)           to do and perform all such other acts and things as the Pledgees may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and upon the occurrence of and during the continuance of an Event of Default shall be irrevocable for so long as any of the Secured Obligations remain outstanding and any Document is in effect.  The Pledgees shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Pledgees in this Agreement, and shall not be liable for any failure to do so or any delay in doing so.  The Pledgees shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct.  This power of attorney is conferred on the Pledgees solely to protect, preserve and realize upon its security interest in Collateral.

            (b)           Performance by the Pledgees of the Pledgors’ Obligations.  If any Pledgor fails to perform any agreement or obligation contained herein, the Pledgees themselves may perform, or cause performance of, such agreement or obligation, and the expenses of the Pledgees incurred in connection therewith shall be payable by the Pledgors pursuant to Section 7 hereof.

            (c)           Assignment by the Pledgees.  The Pledgees may from time to time assign the Secured Obligations and any portion thereof and/or, upon and following an Event of Default, the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Pledgees under this Agreement in relation thereto.

            (d)           The Pledgees’ Duty of Care.  Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Security Escrow Agent or the Pledgees hereunder, the Pledgees and the Security Escrow Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgors shall be responsible for preservation of all rights in the Collateral, and the Pledgees shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Pledgors.  The Pledgees and the Security Escrow Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Pledgees accord their own property, which shall be no less than the treatment employed by a reasonable and prudent Person in the industry, it being understood that the Pledgees shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Pledgees have or are deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

            (e)          Voting Rights in Respect of the Collateral.

               (i)           So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, the Pledgors may exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any Document; and

               (ii)         Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgors to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to clause (i) of this subsection (e) shall cease and all such rights shall thereupon become vested in the Pledgees which shall then have the sole right to exercise such voting and other consensual rights.

            (f)           Release of Collateral.  The Pledgees may release any of the Collateral from this Agreement or may substitute any of the Collateral for other Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Collateral not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Collateral not expressly released or substituted.

14.       Application of Proceeds.  Upon the occurrence of and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of any Collateral, when received by the Pledgees in cash or its equivalent, will be applied as follows:  first, to all reasonable costs and expenses of the Pledgees (including, without limitation, reasonable attorneys’ fees and expenses and costs of the Security Escrow Agent) incurred in connection with the implementation and/or enforcement of this Agreement and/or any of the other Documents; second, to the principal amount of the Secured Obligations; third, to such of the Secured Obligations consisting of accrued but unpaid interest and fees; fourth, to all other amounts payable with respect to the Secured Obligations; and fifth, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

15.       Costs of Counsel.  If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Pledgees employ counsel to take action to protect the Collateral or exercise any rights or remedies under this Agreement or with respect to the Collateral, then the Company agrees to promptly pay upon demand any and all such reasonable documented costs and expenses incurred by the Pledgees, all of which costs and expenses shall constitute Secured Obligations hereunder.

16.       Continuing Agreement.

           (a)            This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any Secured Obligation shall remain unpaid and outstanding.

           (b)            This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Pledgees as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, any reasonable legal fees and disbursements) incurred by the Pledgees in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

17.       Security Escrow Agent’s Appointment and Duties; Escrow Fees. (a) The Pledgees hereby appoint the Security Escrow Agent as escrow agent hereunder, and the Security Escrow Agent hereby accepts such appointment.  The Security Escrow Agent’s duties hereunder are limited solely to (i) holding the Equity Interests and other Collateral, as applicable, and the delivery of the same as provided herein, and (ii) such other duties as are specifically set forth herein.  No duties or obligations not expressly set forth herein shall be implied to the Security Escrow Agent.  The Security Escrow Agent shall not be bound in any way by any agreement or contract between or among the Pledgees an the Pledgors, other than this Agreement, whether or not the Security Escrow Agent has knowledge of any such agreement or contract.  In performing its duties under this Agreement, or upon the claimed failure to perform its duties, the Security Escrow Agent shall have no liability except for the Security Escrow Agent’s willful misconduct or gross negligence.   In no event shall the Security Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages.  The Security Escrow Agent shall be entitled to seek the advice of legal counsel with respect to any matter arising under this Agreement and the Security Escrow Agent shall have no liability and shall be fully protected with respect to any action taken or omitted pursuant to the advice of such legal counsel.  The Security Escrow Agent shall be reimbursed upon request for its reasonable expenses, including reasonable attorneys’ fees and expenses, incurred by it in the performance of its duties under this Agreement, which fees and expenses shall be paid to the Security Escrow Agent by the Company.

               (b)      The Pledgors and Pledgees agree, jointly and severally, to defend, indemnify and hold the Security Escrow Agent and each of its officers, directors, agents and employees harmless from and against all costs, claims, losses and expenses (including reasonable attorneys’ fees and expenses) incurred directly or indirectly by the Security Escrow Agent or any of such persons directly or indirectly in connection with this Agreement or the performance of the Security Escrow Agent’s duties hereunder or any failure or omission to perform such duties, except with respect to actions or omissions taken or suffered by the Security Escrow Agent resulting from the willful misconduct or gross negligence of the Security Escrow Agent.  Upon the written request of the Security Escrow Agent, the Pledgors and Pledgees agree, jointly and severally, to assume the investigation and defense of any claim brought against the Security  Escrow Agent in connection with the performance of its duties hereunder, except with respect to actions or omissions taken or suffered by the Security Escrow Agent resulting from the willful misconduct or gross negligence of the Security Escrow Agent.

18.       Amendments; Waivers; Modifications.  This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except in accordance with the terms of the Purchase Agreement.

19.       Successors in Interest.  This Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Pledgees hereunder, to the Pledgees and their successors and permitted assigns; provided, however, that no Pledgor may assign its rights or delegate its duties hereunder without the prior written consent of the Pledgees.  To the fullest extent permitted by law, each Pledgor hereby releases the Pledgees, the Security Escrow Agent and their successors and permitted assigns, from any liability for any act or omission relating to this Agreement or the Collateral, except to the extent such liability arose from the gross negligence or willful misconduct of the Pledgees or the Security Escrow Agent, as the case may be.

20.       Notices.  All notices required or permitted to be given under this Agreement shall be in conformance with the Purchase Agreement.

21.       Counterparts.  This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

22.       Headings.  The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

23.       Governing Law; Consent to Jurisdiction and Service of Process; Waiver of Jury Trial; Joinder.

           (a)          THIS AGREEMENT AND THE OTHER DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

           (b)          THE PLEDGORS HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY PLEDGOR, ON THE ONE HAND, AND THE PLEDGEES, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS, PROVIDED, THAT EACH PLEDGOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PLEDGEES FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE INDEBTEDNESS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE INDEBTEDNESS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PLEDGEES.  EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH HE, SHE OR IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.  EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PLEDGOR’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         (c)         THE PARTIES HERETO DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PLEDGEES AND/OR ANY PLEDGOR ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEN IN CONNECTION WITH THIS AGREEMENT, ANY OTHER DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

           (d)          It is understood and agreed that any person or entity that desires to become a Pledgor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of any Document, shall become a Pledgor hereunder by (i) executing a joinder agreement in form and substance satisfactory to the Pledgees, (ii) delivering supplements to such exhibits and annexes to such Documents as the Pledgees shall reasonably request and/or set forth in such joinder agreement and (iii) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgees and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgees.

24.       Severability.  If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

25.       Entirety.  This Agreement and the other Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Documents or the transactions contemplated herein and therein.

26.       Survival.  All representations and warranties of each Pledgor hereunder shall survive the execution and delivery of this Agreement and the other Documents.

27.       Other Security.  To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property owned by any Pledgor), or by a guarantee, endorsement or property of any other Person, then the Pledgees shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Pledgees have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Pledgees shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Pledgees’ rights or the Secured Obligations under this Agreement or under any other of the Documents.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

PLEDGORS:

ONE-V GROUP, LLC

By:
Name:
Title:

Michael Weingarten

Jeanne Chan

PLEDGEE:

Udi Toledano

SECURITY ESCROW AGENT:

SEYFARTH SHAW LLP

By:
Name:
Title:

ONE BIO, CORP. (solely with respect to Section 15)

By:
Name:
Title:

EXECUTION COPY

SCHEDULE 1

Pledgees:

1. Udi Toledano

SCHEDULE 2

Pledged Equity Interests Owned by Pledgors

1.   ONE-V GROUP, LLC – 3,200,000 shares of Common Stock.

2.   Michael Weingarten – 2,000,000 shares of Common Stock.

3.   Jeanne Chan – 800,000 shares of Common Stock.

EXECUTION COPY

EXHIBIT 1

Form of Irrevocable Stock Power

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of stock of _____________________, a ____________________:

No. of Shares of Stock	Certificate No.

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such shares of stock and to take all necessary and appropriate action to effect any such transfer.  The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.  The effectiveness of a transfer pursuant to this irrevocable stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates, if any, evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.

[INSERT NAME OF PLEDGOR]

By:
Name: Title:

EXECUTION COPY

EXHIBIT 2

FORM OF CONTROL ACKNOWLEDGMENT

Reference is hereby made to that certain Pledge and Security Agreement, dated as of January 8, 2010 (as amended, restated, modified and/or supplemented from time to time, the “Pledge Agreement”),  by and among ONE Bio, Corp., a Florida corporation (the “Issuer”), ONE-V Group, LLC, a limited liability company having a business address in the State of Florida, Michael Weingarten, an individual resident of the State of _______, and Jeanne Chan, an individual resident of the State of Florida (each a “Pledgor” and collectively, the “Pledgors”), and  in favor of each of the individuals and entities listed or to be listed on Schedule 1 attached to the Pledge Agreement (each a “Pledgee,” and collectively, the “Pledgees”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Pledge Agreement.

Issuer is hereby instructed by [___________] (the “Pledgor”) that all of the Pledgor’s right, title and interest in and to the shares of capital stock of the Issuer now and hereafter owned by the Pledgor are subject to a pledge and security interest in favor of the Pledgees.  In the event of an occurrence and during a continuing Event of Default under the Pledge Agreement, the Pledgor hereby instructs the Issuer to act upon any instruction delivered to it by Pledgees with respect to the Collateral without seeking further instruction from the Pledgor, and, by its execution hereof,  the Issuer hereby agrees to do so.

The Issuer, by its written acknowledgment and acceptance hereof, hereby acknowledges receipt of a copy of the Pledge Agreement and agrees promptly to note on its books the security interests granted under the Pledge Agreement.  The Issuer also waives any rights or requirements at any time hereafter to receive a copy of the Pledge Agreement in connection with the registration of any Collateral in the name of the Pledgees or its designee or the exercise of voting rights by the Pledgees or their designee.

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IN WITNESS WHEREOF, the Pledgor has caused this Control Acknowledgment to be duly signed and delivered by its officer duly authorized as of this _____ day of ________, 20__.

[PLEDGOR]

By:
Name:
Title:

Acknowledged and accepted this

______ day of ________, 20__.

[ISSUER]

By:
Name:
Title: